                                                            OMB APPROVAL
                                            ------------------------------------
                                            OMB Number:                3235-0060
                                            Expires:              March 31, 2006
                                            Estimated average burden
                                            hours per response .............28.0

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     July 1, 2005
                                                 -------------------------------

                               TRIMAS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                         333-100351           38-2687639
--------------------------------------------------------------------------------
(State or other jurisdiction               (Commission          (IRS Employer
       of incorporation)                   File Number)      Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan        48304
--------------------------------------------------------------------------------
        (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code   (248) 631-5400
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On June 29, 2005, David Stockman resigned from the Board of Directors of TriMas
Corporation. Mr. Stockman's resignation is effective June 29, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TRIMAS CORPORATION

Date:      July 1, 2005                          By: /s/ Grant H. Beard
      -------------------------                     -------------------
                                                 Name:  Grant H. Beard
                                                 Title: Chief Executive Officer